Exhibit 10.1

THIRD AMENDMENT TO

CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this “Third Amendment”), dated as of July 14, 2004 and effective as of the Effective Date (as hereinafter defined), is made and entered into among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the “Borrower”), the Wynn Amendment Parties (as hereinafter defined) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”) on behalf of the Lenders (as hereinafter defined).

RECITALS

A. The Borrower and the Administrative Agent are parties to that certain Credit Agreement dated as of October 30, 2002 as amended by that certain First Amendment to Credit Agreement and Other Loan Documents dated as of May 28, 2003 and that certain Second Amendment to Credit Agreement and Limited Waiver dated as of May 3, 2004 (as further amended, modified or supplemented from time to time, the “Credit Agreement”) among the Borrower, the Administrative Agent, Deutsche Bank Securities Inc., as lead arranger and joint book running manager, Banc of America Securities LLC, as lead arranger, joint book running manager and syndication agent, Bear, Stearns & Co. Inc., as arranger and joint book running manager, Bear Stearns Corporate Lending Inc., as joint documentation agent, Dresdner Bank AG, New York and Grand Cayman Branches, as arranger and joint documentation agent, JPMorgan Chase Bank, as joint documentation agent, and the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”).

B. In connection with the Credit Agreement:

(i) the Borrower, Valvino Lamore, LLC, a Nevada limited liability company (“Valvino”), Wynn Las Vegas Capital Corp., a Nevada corporation (“Capital Corp.”), Palo, LLC, a Delaware limited liability company (“Palo”), Desert Inn Water Company, LLC, a Nevada limited liability company (“Desert Inn Water”), Wynn Resorts Holdings, LLC, a Nevada limited liability company (“Wynn Resorts Holdings”), Wynn Design & Development, LLC, a Nevada limited liability company (“Wynn Design”), World Travel, LLC, a Nevada limited liability company (“World Travel”), Wynn Show Performers, LLC, a Nevada limited liability company (“Show Performers”), Las Vegas Jet, LLC, a Nevada limited liability company (“Las Vegas Jet”), and Administrative Agent have executed that certain Guarantee and Collateral Agreement dated as of October 30, 2002 (as amended, modified or supplemented from time to time, the “Guarantee and Collateral Agreement”);

(ii) Wynn Resorts, Limited, a Nevada corporation (“Wynn Resorts”), has executed that certain Parent Guaranty dated as of October 30, 2002 (as amended, modified or supplemented from time to time, the “Wynn Resorts Guaranty”) in favor of the Administrative Agent;

(iii) the Borrower has executed that certain Amended and Restated Deed of Trust, Leasehold Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of October 30, 2002 (as amended, modified or supplemented from time to time, the “Borrower Mortgage I”) in favor of Nevada Title Company for the benefit of the Administrative Agent;

(iv) the Borrower has executed that certain Deed of Trust, Leasehold Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of May 3, 2004 (as amended, modified or supplemented from time to time, the “Borrower Mortgage II”) in favor of Nevada Title Company for the benefit of the Administrative Agent;

(v) Palo has executed that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of October 30, 2002 (as amended, modified or supplemented from time to time, the “Palo Mortgage”) in favor of Nevada Title Company for the benefit of the Administrative Agent;

(vi) Wynn Resorts Holdings has executed that certain Amended and Restated Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated as of October 30, 2002 (as amended, modified or supplemented from time to time, the “Wynn Resorts Holdings Mortgage” and, together with the Borrower Mortgage I, the Borrower Mortgage II and the Palo Mortgage, the “Wynn Mortgages”) in favor of Nevada Title Company for the benefit of the Administrative Agent; and

(vii) Bora, LLC, a Nevada limited liability company (“Bora” and, together with Valvino, Capital Corp., Palo, Desert Inn Water, Wynn Resorts Holdings, Wynn Design, World Travel, Show Performers, Las Vegas Jet and Wynn Resorts, the “Wynn Amendment Parties”), has executed that certain Pledge and Security Agreement (Pledged Equity Interests) dated as of May 3, 2004 (as amended, modified or supplemented from time to time, the “Bora Pledge”) in favor of the Administrative Agent.

C. The Borrower has requested that the Lenders agree, subject to the conditions and on the terms set forth in this Third Amendment, to amend certain provisions of the Credit Agreement and certain other Loan Documents in order to, among other things, permit the future increase of the Total Revolving Credit Commitments by an amount up to $50,000,000, in each case as set forth below.

D. The Lenders are willing to agree to such amendments, subject to the conditions and on the terms set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent on behalf of the Lenders and, with respect to Section 7 only, the Wynn Amendment Parties, agree as follows:

1. Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Third Amendment shall have the meanings given in the Credit Agreement, and the rules of interpretation set forth in the Credit Agreement shall apply to this Third Amendment.

2. Increase of Total Revolving Credit Commitments and Apartment Building Purchase.

(a) Provided that no Default or Event of Default shall have occurred and be continuing and the Revolving Credit Commitments have not been terminated, the Borrower shall be entitled, at any time during the period commencing on the Effective Date and ending on the date of the initial borrowing of Revolving Credit Loans under the Credit Agreement, without any consent from the Lenders (except the Revolving Credit Lender(s) (or any Eligible Assignee(s) reasonably acceptable to the Administrative Agent who desires to become a Revolving Lender(s) in accordance with Section 10.1(b) of the Credit Agreement) providing all or part of such increased amount (each such Person, a “Revolving Commitment Increase Lender”)), to request a one time increase in the Total Revolving Credit Commitments in an aggregate amount not to exceed $50,000,000 (the “Revolving Commitment Increase”).

(b) Neither the Administrative Agent nor any other Lender shall have any liability to the Borrower as a result of the failure to successfully syndicate the Revolving Commitment Increase and nothing contained in this Third Amendment is intended, nor shall it be construed, to be a commitment or otherwise create an obligation on behalf of any Lender to increase its Commitment.

(c) No approval or consent other than the consent of the Administrative Agent and any Revolving Commitment Increase Lender shall be necessary to effectuate the Revolving Commitment Increase, and the Credit Agreement and other Loan Documents may be amended by an agreement between the Borrower and the Administrative Agent, without the need for any further approval or consent from the Lenders, to the extent the Administrative Agent determines necessary to effectuate the Revolving Commitment Increase. In furtherance of the foregoing, as of the effective date of the Revolving Commitment Increase:

(i) Section 6.11(a) of the Credit Agreement shall be amended by replacing the terms “$968,490,525 (or, during such times as the conditions set forth in Section 3.3.22(b) of the Disbursement Agreement have not been satisfied or waived, $963,490,525)” in such section with a number equal to the sum of $968,490,525 plus the amount of the Revolving Commitment Increase actually obtained by the Borrower;

(ii) each of the Wynn Mortgages shall be amended by replacing the term “$1,000,000,000” where it appears in such Wynn Mortgages with a number equal to the sum of $1,000,000,000 plus the amount of the Revolving Commitment Increase actually obtained by the Borrower and, in each case, such amendments will be recorded in the appropriate real property records of the State of Nevada;

(iii) the applicable Wynn Amendment Parties shall have obtained and delivered to the Administrative Agent appropriate endorsements or supplements to each of the Title Policies with respect to the Wynn Mortgages, or a commitment to issue such endorsements or supplements, in each case in form and substance reasonably satisfactory to the Administrative Agent, ensuring the Lenders that the amendments to the Credit Agreement and other Loan Documents made pursuant to the Revolving Commitment Increase do not adversely affect the Lender’s title and extended coverage insurance contained in such Title Policies;

(iv) (A) each Revolving Commitment Increase Lender, the Borrower and the Administrative Agent shall have executed and delivered to the Administrative Agent a lender addendum substantially in the form of Exhibit A hereto (x) evidencing the Revolving Commitment Increase and (y) pursuant to which such Revolving Commitment Increase Lender shall become a party to the Credit Agreement as a Revolving Credit Lender (to the extent not previously a party thereto), and each such lender addendum shall be deemed a “Lender Addendum” under the Credit Agreement, (B) the Administrative Agent shall have recorded, in accordance with Section 10.6(d) of the Credit Agreement, appropriate information in the Register in order to reflect the acquisition of the Revolving Commitment Increase by the Revolving Commitment Increase Lenders and (C) to the extent requested by any Revolving Commitment Increase Lender, the Borrower shall have executed and delivered to such Revolving Commitment Increase Lender, in accordance with Section 2.8(e) of the Credit Agreement, a Revolving Credit Commitment Note in the principal amount of such Revolving Commitment Increase Lender’s portion of the Revolving Commitment Increase;

(v) the representations and warranties contained in Section 5 of this Third Amendment shall be true and correct in all material respects; and

(vi) the Borrower shall have delivered to the Administrative Agent legal opinions of counsel to the Borrower and each of the Wynn Amendment Parties as to the matters set forth in Sections 5(a), (b), (c)(i), (c)(ii), (c)(iv)(with respect to the FF&E Facility Agreement and the Mortgage Notes Indenture only) and (d) hereof and such other matters as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

(d) Section 2(j) of the Second Amendment to Credit Agreement and Limited Waiver dated as of May 3, 2004 between the Borrower and the Administrative Agent is hereby deleted in its entirety. With respect to the contributions required to be made under Section 7.5(m)(ii) of the Credit Agreement and the Revolving Commitment Increase, Borrower shall use the increase in Available Funds resulting from such contributions and the Revolving Commitment Increase in a manner reasonably consistent with the purposes and the amounts set forth on Exhibit B to this Third Amendment and in accordance with the Operative Documents.

(e) To the extent the Borrower requests Increased Revolving Commitments in an amount greater than the sum of (i) amounts payable by the Borrower or a Wholly Owned Subsidiary of the Borrower that is a Guarantor for the purchase of that certain apartment building complex, located at 283 and 301 Sands Avenue, Las Vegas, Nevada (the “Apartment Building”) to be purchased by the Borrower or a Wholly Owned Subsidiary of the Borrower that is a Guarantor pursuant to an assignment of that certain Purchase and Sale Agreement and Joint Escrow Instructions dated as of April 8, 2004 (the “Purchase Contract”), (ii) management fees to be paid to McKinley Associates Inc. pursuant to the Purchase Contract at the closing of the purchase of the Apartment Building, (iii) costs related to the relocation of tenants in the Apartment Building in order to transition the Apartment Building to its intended use as a parking facility for the Project, (iv) costs related to certain initial improvements at the Apartment Building in order to transition the Apartment Building to its intended use as a parking facility for the Project (including demolition and parking lot and related amenities engineering, procurement and construction) and (v) in each case, the reasonable transaction and closing costs (including attorney fees) related thereto (collectively, the “Apartment Building Acquisition”), the Borrower shall be required to obtain the consent of the Administrative Agent with respect to the proposed use of the increase in Available Funds resulting from such excess, such consent not to be unreasonably withheld.

(f) Neither the Purchase Price (as defined in the Purchase Contract) nor any other material monetary terms of the Purchase Contract or the Property Management Agreement (as defined in the Purchase Contract) shall be amended, modified or supplemented without the consent of the Administrative Agent, such consent not to be unreasonably withheld.

(g) Concurrently with the purchase of the Apartment Building by the Borrower or a Wholly Owned Subsidiary of the Borrower that is a Guarantor, the Borrower shall, or shall cause such Wholly Owned Subsidiary to, take all actions required pursuant to Section 6.10 of the Credit Agreement with respect to the Apartment Building and any other Property acquired pursuant to the Purchase Agreement (in each case, notwithstanding and without regard to any additional time periods for such actions permitted pursuant to Section 6.10 of the Credit Agreement).

(h) Notwithstanding anything to the contrary contained in the Credit Agreement or the other Loan Documents, including without limitation Section 6.11(b) of the Credit Agreement and Section 5.2 of the Guarantee and Collateral Agreement, until the earlier of (x) the effective transition of the Apartment Building to its intended use as a parking facility for the Project and (y) March 31, 2005, (i) income and receipts of the applicable Loan Party derived from the ownership and operation of the Apartment Building shall not be required to be deposited into an Account and (ii) to the extent solely related to the applicable Loan Party’s ownership and operation of the Apartment Building, the management accounts and other accounts associated with the applicable Loan Party’s ownership and operation of the Apartment Building (whether containing income and receipts, tenant security deposits or other funds related thereto) shall not be deemed “Collateral” or required to be subject to the Lien of the Secured Parties so long as no more than $500,000 in the aggregate (without taking into account tenant security deposits related to the Apartment Building) is on deposit at any one time in such management and other accounts.

3. Credit Agreement Clean-Up Amendments.

(a) Section 1 of the Credit Agreement is amended by deleting the definition of “Collection Account” and adding the following definition in appropriate alphabetical order:

“Disbursement Account”: as defined in the Disbursement Agreement.”

(b) Sections 2.5(a) and 2.5(d) of the Credit Agreement are amended by deleting the terms “Collection Account” where they appear therein and replacing such terms with the terms “Disbursement Account”.

(c) Section 7.27 of the Credit Agreement is amended by deleting the section reference “5.9.2” to the Disbursement Agreement contained therein and replacing such reference with the section reference “5.8.3” to the Disbursement Agreement.

4. Disbursement Agreement Amendment. The Administrative Agent is hereby directed to execute that certain First Amendment to Disbursement Agreement (the “Disbursement Agreement Amendment”) substantially in the form attached hereto as Exhibit C on behalf of the Lenders.

5. Representations and Warranties. To induce the Lenders to agree to this Third Amendment, the Borrower represents to the Administrative Agent and the Lenders that as of the Effective Date and as of the effective date of the Revolving Commitment Increase:

(a) the Borrower and each of the Wynn Amendment Parties has all power and authority to enter into this Third Amendment, the Disbursement Agreement Amendment and the amendments to the Credit Agreement and the other Loan Documents to be entered into pursuant to Section 2(c) of this Third Amendment (collectively, the “Third Amendment Documents”), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Third Amendment Documents;

(b) the execution and delivery of Third Amendment Documents and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of the Third Amendment Documents have been duly authorized by all necessary action on the part of the Borrower and each of the Wynn Amendment Parties;

(c) the execution and delivery of the Third Amendment Documents and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of the Third Amendment Documents do not and will not conflict with or violate (i) any provision of the articles or certificate of incorporation or bylaws (or similar constituent documents) of the Borrower or any Wynn Amendment Party, (ii) any Requirement of Law, (iii) any order, judgment or decree of any court or other governmental agency binding on the Borrower or any Wynn Amendment Party, or (iv) any indenture, agreement or instrument to which the Borrower or any Wynn Amendment Party is a party or by which the Borrower or any

Wynn Amendment Party, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person, except the consents and approvals of the FF&E Lenders under the FF&E Facility Agreement with respect to the Disbursement Agreement Amendment (the “FF&E Consent”), which has been duly obtained;

(d) the Third Amendment Documents that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made have been duly executed and delivered by the Borrower and each of the Wynn Amendment Parties party thereto and are the legal, valid and binding obligations of the Borrower and each of the Wynn Amendment Parties, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(e) after giving effect to the Third Amendment Documents, no event has occurred and is continuing or will result from the execution and delivery of the Third Amendment Documents that would constitute a Default or an Event of Default;

(f) since the Closing Date, no event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect; and

(g) each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

6. Conditions to Effectiveness of this Third Amendment. This Third Amendment shall be effective only if and when signed by the Borrower, the Wynn Amendment Parties and the Administrative Agent on behalf of the Lenders and each of the following conditions shall have been satisfied (the date upon which all such conditions have been satisfied, the “Effective Date”):

(a) the representations and warranties contained in Section 5 of this Third Amendment shall be true and correct in all respects as of the Effective Date; and

(b) the Borrower shall have obtained the FF&E Consent and provided the Administrative Agent written evidence thereof.

7. Acknowledgments. By executing this Third Amendment each of the Wynn Amendment Parties (a) consents to this Third Amendment, the Disbursement Agreement Amendment and the Revolving Commitment Increase, (b) acknowledges that notwithstanding the execution and delivery of this Third Amendment and the Disbursement Agreement

Amendment and the Revolving Commitment Increase, the obligations of each of the Wynn Amendment Parties under the Guarantee and Collateral Agreement, Bora Pledge Agreement and the Wynn Resorts Guaranty, as applicable, are not impaired or affected and the Guarantee and Collateral Agreement, Bora Pledge and the Wynn Resorts Guaranty continue in full force and effect and (c) affirms and ratifies, to the extent it is a party thereto, the Guarantee and Collateral Agreement, the Bora Pledge and the Wynn Resorts Guaranty.

8. Miscellaneous. THIS THIRD AMENDMENT, AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER (TO THE EXTENT NOT OTHERWISE EXPRESSLY PROVIDED FOR THEREIN), SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Third Amendment may be executed in one or more duplicate counterparts and when signed by all of the parties listed below shall constitute a single binding agreement. Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the “Credit Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby. This Third Amendment shall be deemed a “Loan Document” as defined in the Credit Agreement. Section 10.12 of the Credit Agreement shall apply to this Third Amendment and all past and future amendments to the Credit Agreement and other Loan Documents as if expressly set forth therein.

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IN WITNESS WHEREOF, the parties have caused this Third Amendment to be duly executed by their officers or partners thereunto duly authorized as of the day and year first above written, to be effective as of the Effective Date.

WYNN LAS VEGAS, LLC,					PALO, LLC,
a Nevada limited liability company,					a Delaware limited liability company,

By:	Wynn Resorts Holdings, LLC,				By:	Wynn Resorts Holdings, LLC,
	a Nevada limited liability company,					a Nevada limited liability company,
	its sole member					its sole member

	By:	Valvino Lamore, LLC,				By:	Valvino Lamore, LLC,
		a Nevada limited liability company,					a Nevada limited liability company,
		its sole member					its sole member

		By:	Wynn Resorts, Limited,				By:	Wynn Resorts, Limited,
			a Nevada corporation,					a Nevada corporation,
			its sole member					its sole member

			By:	/s/ RONALD J. KRAMER				By:	/s/ RONALD J. KRAMER
			Name:	Ronald J. Kramer				Name:	Ronald J. Kramer
			Title:	President				Title:	President

VALVINO LAMORE, LLC,					WYNN DESIGN & DEVELOPMENT, LLC,
a Nevada limited liability company,					a Nevada limited liability company,

By:	Wynn Resorts, Limited,				By:	Valvino Lamore, LLC,
	a Nevada corporation,					a Nevada limited liability company,
	its sole member					its sole member

	By:	/s/ RONALD J. KRAMER				By:	Wynn Resorts, Limited,
	Name:	Ronald J. Kramer					a Nevada corporation,
	Title:	President					its sole member

							By:	/s/ RONALD J. KRAMER
							Name:	Ronald J. Kramer
							Title:	President

DESERT INN WATER COMPANY, LLC,						WYNN RESORTS HOLDINGS, LLC,
a Nevada limited liability company,						a Nevada limited liability company,

By:	Valvino Lamore, LLC,					By:	Valvino Lamore, LLC,
	a Nevada limited liability company,						a Nevada limited liability company,
	its sole member						its sole member

	By:	Wynn Resorts, Limited,					By:	Wynn Resorts, Limited,
		a Nevada corporation,						a Nevada corporation,
		its sole member						its sole member

		By:	/s/ RONALD J. KRAMER						By:	/s/ RONALD J. KRAMER
		Name:	Ronald J. Kramer						Name:	Ronald J. Kramer
		Title:	President						Title:	President

WORLD TRAVEL, LLC,						LAS VEGAS JET, LLC,
a Nevada limited liability company,						a Nevada limited liability company,

By:	Wynn Las Vegas, LLC,					By:	Wynn Las Vegas, LLC,
	a Nevada limited liability company,						a Nevada limited liability company,
	its sole member						its sole member

	By:	Wynn Resorts Holdings, LLC,					By:	Wynn Resorts Holdings, LLC,
		a Nevada limited liability company,						a Nevada limited liability company,
		its sole member						its sole member

		By:	Valvino Lamore, LLC,					By:	Valvino Lamore, LLC,
			a Nevada limited liability company,						a Nevada limited liability company,
			its sole member						its sole member

			By:	Wynn Resorts, Limited,					By:	Wynn Resorts, Limited,
				a Nevada corporation,						a Nevada corporation,
				its sole member						its sole member

				By:	/s/ RONALD J. KRAMER					By:	/s/ RONALD J. KRAMER
				Name:	Ronald J. Kramer					Name:	Ronald J. Kramer
				Title:	President					Title:	President

WYNN LAS VEGAS CAPITAL CORP.,						WYNN RESORTS, LIMITED,
a Nevada corporation,						a Nevada corporation,

By:	/s/ RONALD J. KRAMER					By:	/s/ RONALD J. KRAMER
Name:	Ronald J. Kramer					Name:	Ronald J. Kramer
Title:	President					Title:	President

BORA, LLC,			WYNN SHOW PERFORMERS, LLC,
a Nevada limited liability company,			a Nevada limited liability company,

By:	Wynn Resorts, Limited,		By:	Wynn Las Vegas, LLC,
	a Nevada corporation,			a Nevada limited liability company,
	its sole member			its sole member

	By:	/s/ MARC H. RUBINSTEIN		By:	Wynn Resorts Holdings, LLC,
	Name:	Marc H. Rubinstein			a Nevada limited liability company,
	Title:	Senior Vice President, General Counsel and Secretary			its sole member

					By:	Valvino Lamore, LLC,
a Nevada limited liability company,
its sole member

						By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

							By:	/s/ RONALD J. KRAMER
							Name:	Ronald J. Kramer
							Title:	President

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as the Administrative Agent on behalf of the Lenders

By:	/s/ STEVEN P. LAPHAM
Name:	Steven P. Lapham
Title:	Managing Director